                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,042,527,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                    12-NOV-03

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure. Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

ADJUSTABLE RATE MORTGAGE LOANS

                                            AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                                            PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF       BALANCE        MORTGAGE     AVERAGE      CREDIT     BALANCE      ORIGINAL    FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS  OUTSTANDING        POOL        COUPON       SCORE    OUTSTANDING     LTV       DOC
-----------------------    --------------  -----------        ----        ------       -----    -----------     ---       ---
5.500% or less                    40         $8,150,309        1.16%       5.350%       646     $203,758       74.85%    77.91%
5.501% to 6.000%                 157         31,466,847        4.50        5.839        632      200,426       75.47     74.13
6.001% to 6.500%                 337         66,400,131        9.49        6.339        619      197,033       76.27     70.99
6.501% to 7.000%                 665        127,473,566       18.22        6.817        606      191,690       79.16     62.66
7.001% to 7.500%                 709        115,634,993       16.53        7.313        596      163,096       79.75     61.79
7.501% to 8.000%                 886        140,404,456       20.07        7.804        589      158,470       80.42     58.72
8.001% to 8.500%                 597         83,386,393       11.92        8.292        579      139,676       80.47     59.50
8.501% to 9.000%                 515         65,193,114        9.32        8.785        563      126,589       79.64     66.13
9.001% to 9.500%                 232         27,793,245        3.97        9.288        555      119,798       77.60     57.42
9.501% to 10.000%                174         21,462,686        3.07        9.789        546      123,349       75.65     72.32
10.001% to 10.500%                60          6,733,654        0.96       10.271        544      112,228       69.63     60.85
10.501% to 11.000%                38          4,166,796        0.60       10.774        552      109,653       72.18     77.28
11.001% to 11.500%                 6            625,635        0.09       11.217        518      104,272       77.82     50.61
11.501% to 12.000%                 6            833,503        0.12       11.806        527      138,917       61.12     92.09
TOTAL:                         4,422       $699,725,328      100.00%       7.606%       592     $158,237       78.90%    63.34%

As of the Cut-off Date, Mortgage Rates borne by the Adjustable Mortgage Loans ranged from 5.000% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 7.606% per annum.

FIXED RATE MORTGAGE LOANS

                                             AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                                             PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                            NUMBER OF         BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING        POOL        COUPON       SCORE    OUTSTANDING      LTV        DOC
-----------------------   --------------    -----------        ----        ------       -----    -----------      ---        ---
5.500% or less                    9         $1,714,681         0.49%        5.394%      683        $190,520       55.82%    82.31%
5.501% to 6.000%                181         34,359,781         9.74         5.861       683         189,833       71.26     68.40
6.001% to 6.500%                312         55,788,108        15.81         6.307       664         178,808       72.67     65.81
6.501% to 7.000%                505         86,012,066        24.38         6.814       651         170,321       75.82     63.62
7.001% to 7.500%                406         62,301,316        17.66         7.287       644         153,452       77.94     55.74
7.501% to 8.000%                383         51,997,945        14.74         7.786       629         135,765       79.50     63.88
8.001% to 8.500%                194         26,013,951         7.37         8.291       615         134,093       80.04     49.30
8.501% to 9.000%                150         16,970,133         4.81         8.778       591         113,134       77.75     59.09
9.001% to 9.500%                 68          5,524,578         1.57         9.269       585          81,244       79.45     56.50
9.501% to 10.000%                74          6,919,038         1.96         9.772       580          93,501       75.89     59.41
10.001% to 10.500%               27          2,471,347         0.70        10.236       557          91,531       82.21     85.26
10.501% to 11.000%               20          1,496,262         0.42        10.725       543          74,813       73.28     55.16
11.001% to 11.500%               12            904,972         0.26        11.193       563          75,414       76.05     88.81
11.501% to 12.000%                3            217,453         0.06        11.871       516          72,484       73.21     73.93
12.001% to 12.500%                1            110,352         0.03        12.400       542         110,352       65.00      0.00
TOTAL:                        2,345       $352,801,981       100.00%        7.218%      643        $150,449       76.19%    61.87%

As of the Cut-off Date, Mortgage Rates borne by the Fixed Mortgage Loans ranged from 5.250% per annum to 12.400% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans was approximately 7.218% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.